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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (Date of earliest event reported):   FEBRUARY 15, 2002

                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.
               (Exact name of registrant as specified in charter)


        DELAWARE                  333-71638                 75-2287683
(State of Incorporation)     (Commission File No.)      (I.R.S. Employer
                                                        Identification No.)



    2435 NORTH CENTRAL EXPRESSWAY
          RICHARDSON, TEXAS                                    75080
(Address of Principal Executive Offices)                     (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 699-4000


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ITEM 5. OTHER EVENTS.

      On October 16, 2001, Kaneb Pipe Line Operating Partnership, L.P., a Delaware limited partnership (the "Registrant"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-71638) (the "Registration Statement"). The Commission declared the Registration Statement effective on October 22, 2001. The Registrant entered into an Underwriting Agreement, dated February 15, 2002 (the "Underwriting Agreement"), among the Registrant, Kaneb Pipe Line Company LLC, a Delaware limited liability company and the general partner of the Registrant, and the underwriters named therein, in connection with the Registrant's public offering of $250,000,000 aggregate principal amount of 7.750% Senior Unsecured Notes due 2012 (the "Notes"). On February 15, 2002, the Registrant filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the offering of the Notes. Exhibits 1.1, 5.1, and 23.3 and 25.1 to this Form 8-K relating to the issuance of the Notes are hereby incorporated into such Registration Statement by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            1.1 Underwriting Agreement, dated February 15, 2002, among the Registrant, L.P., Kaneb Pipe Line Company LLC and the underwriters named therein.

            5.1   Opinion of Fulbright & Jaworski L.L.P.

           23.3 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).

           25.1   Form T-1 Statement of Eligibility of Trustee.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KANEB PIPE LINE OPERATING
                                       PARTNERSHIP, L.P.

                                       By: Kaneb Pipe Line Company LLC,
                                             General Partner



Dated February 19, 2002                         /s/ RONALD D. SCOGGINS
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                                                    Ronald D. Scoggins
                                                  Senior Vice President

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